                                TAB PRODUCTS CO.
                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of ___________________, 1999, by and between Tab Products Co., a Delaware corporation (the "COMPANY"), and ______________________ (the "PURCHASER").

                                   WITNESSETH:

         WHEREAS, the Purchaser is an employee of the Company.

         WHEREAS, the Purchaser desires to purchase from the Company and the Company desires to sell to the Purchaser certain shares of the Common Stock of the Company, par value $0.01 (the "COMMON STOCK").

         WHEREAS, the shares of Common Stock issuable upon the closing of such purchase and sale have been duly registered pursuant to an effective Form S-8 Registration Statement under the Securities Act of 1933.

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

PURCHASE AND SALE OF SHARES.

NUMBER OF SHARES AND PURCHASE PRICE. The Purchaser agrees to purchase from the Company, and, subject to Section 1.5, the Company agrees to sell and issue to the Purchaser _____________ shares of Common Stock (the "SHARES") for an aggregate purchase price of $_____________ (the "PURCHASE PRICE"), representing a price of $________ per Share, which price is equal to the closing sale price of a share of Common Stock as reported on the American Stock Exchange on the date of this Agreement.

PAYMENT OF PURCHASE PRICE. This Agreement, as executed and delivered by the Purchaser, shall be accompanied by payment of the aggregate purchase price as follows:

CASH. Cash or a check payable to the Company in the amount of $_____________, representing an amount equal to the aggregate par value of the Shares purchased hereby.

PROMISSORY NOTE. The Purchaser's promissory note in the form of the Promissory Note and Pledge Agreement attached hereto as EXHIBIT A (the "NOTE") in the principal amount of $_______________. The Note shall be a full recourse note, with principal and interest payable three (3) years after the date of this Agreement, subject to acceleration or discharge as set forth in the Note. Interest on the principal balance of the Note shall be compounded annually and shall be at the minimum rate necessary to avoid imputed interest pursuant to all applicable provisions of the Internal Revenue Code. The Note shall be secured by the Shares and by additional shares of Common Stock awarded to the Purchaser pursuant to a restricted stock bonus effective as of the date of this Agreement (the "BONUS Shares"). At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, the Note shall comply with such applicable regulations, and the Purchaser shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as otherwise provided in the Note, the Purchaser shall pay the unpaid principal balance of the Note and any accrued but unpaid interest thereon upon termination of the Purchaser's employment with the Company for any reason, with or without cause.

CLOSING. The closing of the purchase shall occur at the offices of the Company on the date of this Agreement.

CERTIFICATE REGISTRATION. The certificate for the Shares shall be registered in the name of the Purchaser.

RESTRICTIONS ON SALE OF SHARES. The sale of the Shares to the Purchaser shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Shares shall not be issued if their sale and issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Purchase Right shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the sale and issuance of the Shares, the Company may require the Purchaser to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

ESCROW.

     As security for the Purchaser's obligations under the Note, the Purchaser agrees to deliver to and deposit with an agent designated by the Company the certificates evidencing the Shares and the Bonus Shares, together with two originals of an Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached hereto as EXHIBIT B, to be held by the agent under the terms and conditions of the Joint Escrow Instructions attached hereto as EXHIBIT C (the "ESCROW").

ADJUSTMENT TO SHARES SUBJECT TO AGREEMENT.

     If, from time to time, there is any stock dividend or liquidating dividend of cash and/or property, stock split, reverse stock split, recapitalization, combination, reclassification or other similar change in the character or amount of any of the outstanding securities of the Company, then, in such event any and all new, substituted or additional securities or other property to which the Purchaser is entitled by reason of his ownership of the Shares will be immediately subject to the provisions of this Agreement and the Escrow on the same basis as all Shares originally purchased hereunder, and will be included in the term "Shares" for all purposes of this Agreement and the Escrow with the same force and effect as the Shares presently subject thereto.

RIGHTS AS A STOCKHOLDER.

     Subject to the provisions of this Agreement, the Note and the Escrow, the Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the Shares.

EMPLOYMENT MATTERS.

     The Purchaser understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company and the Purchaser, the Purchaser's employment is "at will" and is for no specified term. Nothing in this Agreement shall confer upon the Purchaser any right to continued employment by the Company or interfere in any way with any right of the Company to terminate the Purchaser's employment at any time.

TAX WITHHOLDING.

     At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Purchaser hereby authorizes withholding from payroll and any other amounts payable to the Purchaser, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Shares acquired pursuant to this Agreement.

MISCELLANEOUS PROVISIONS.

FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

INTEGRATED AGREEMENT. This Agreement, together with the Note, the Escrow and exhibits thereto, constitute the entire understanding and agreement of the Purchaser and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Purchaser and the Company with respect to such subject matter other than those as set forth or provided for herein or therein.

WAIVER. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

INTERPRETATION. All questions of interpretation concerning this Agreement will be determined by the Company's Board of Directors (the "BOARD") or by a duly appointed committee of the Board having such powers as specified by the Board. All determinations by the Board or such committee will be final and binding upon all persons having an interest in this Agreement. Any officer of the Company will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        TAB PRODUCTS CO.

                                        By:

                                        Title:

                                        Address:     1400 Page Mill Road
                                                     Palo Alto, CA 94304

                                        PURCHASER

                                        Signature

                                        Purchaser's Address:

                                    EXHIBIT A




                                     FORM OF

                      PROMISSORY NOTE AND PLEDGE AGREEMENT

                                 PROMISSORY NOTE
                              AND PLEDGE AGREEMENT

$ ___________                                   Date:  ________________________
                                                          Palo Alto, California

     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to Tab Products Co., a Delaware corporation (the "Company"), or order, at its principal office (now located in Palo Alto, California), or such other place as the Company shall designate, the principal sum of _____________________________ Dollars ($__________) together with interest thereon from the date hereof at the rate of ______________ percent (_____%) per annum, compounded annually. Principal and interest shall be payable on the date and in the manner set forth below.

PAYMENT OF PRINCIPAL AND INTEREST. Except as otherwise provided below, the entire sum of unpaid principal and accrued but unpaid interest shall be due and payable on the third anniversary of the date of this Note (the "Maturity Date"). Notwithstanding the foregoing, except in the event that the payment of principal and interest is forgiven in accordance with paragraph 2 below, the entire sum of unpaid principal and accrued but unpaid interest shall be immediately due and payable upon termination of Borrower's employment with the Company for any reason, with or without cause. Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay any amount due hereunder, without premium or penalty.

FORGIVENESS OF PRINCIPAL AND INTEREST. The Company shall forgive the entire sum of unpaid principal and accrued but unpaid interest under this Note effective upon the first to occur of: (a) the Maturity Date if Borrower's employment with the Company has not terminated prior to the Maturity Date or
(b) the date of termination of Borrower's employment with the Company or its successor if, following a "Change in Control" (as defined below) and prior to the Maturity Date, either (i) Borrower's employment with the Company or its successor is terminated by such employer for any reason other than "Cause" (as defined below) or (ii) Borrower resigns from employment with such employer for "Good Reason" (as defined below) within sixty (60) days after the event constituting Good Reason. For the purposes of this Note, the following terms shall have their respective meanings set forth below:

"CHANGE IN CONTROL" means the occurrence of any of the following events:

Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities.

A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

The complete liquidation of the Company.

The sale or disposition by the Company of all or substantially all of the Company's assets.

There occurs a change in the Board of Directors of the Company within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. For purposes of this Note, an Incumbent Director is any director who is either:

a director of the Company as of the date of this Note; or

a director who is appointed or nominated for election to the Board of Directors of the Company by the Board of Directors or its nominating committee and whose nomination or appointment is approved by with the affirmative votes of at least a majority of the Incumbent Directors at the time of such appointment or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

"CAUSE" means any of the following:

Borrower's theft, dishonesty, or intentional falsification of any employment or Company records;

Borrower's improper disclosure of the Company's confidential or proprietary information;

Any action by Borrower that Borrower knew or should have known could have a material detrimental effect on the Company's reputation or business;

Borrower's failure or inability to perform any reasonable assigned duties after written notice from the Company to Borrower of, and a reasonable opportunity to cure, such failure or inability; or

Borrower's conviction (including any plea of guilty or nolo contendere) for any criminal act that impairs his ability to perform his duties for the Company.

"GOOD REASON" means any of the following:

Without Borrower's express written consent, the assignment to Borrower of any significant duties or the significant reduction of Borrower's duties, either of which is materially inconsistent with Borrower's position with the Company and responsibilities in effect immediately prior to such assignment, or the removal of Borrower from such position and responsibilities, which is not effected for Borrower's death or Disability (as defined below) or for Cause;

Without Borrower's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to Borrower immediately prior to such reduction;

Any reduction by the Company in an amount greater than 10% in the base salary and/or prospective bonus of Borrower as in effect immediately prior to such reduction, other than a reduction applied generally to executive officers of the Company;

Any reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction, other than a reduction applied generally to executive officers of the Company;

The relocation of Borrower to a facility or a location more than forty (40) miles from Borrower's then present location, without Borrower's express written consent; or

The failure of the Company to obtain the assumption by any successor to the Company of the terms of any "Change in Control Agreement" or similar agreement to which the Company and Borrower are parties as of the date of any Change in Control.

"DISABILITY" means that Borrower is unable to perform his duties as an employee of the Company as the result of his incapacity due to physical or mental illness for 120 days (not necessarily consecutive) in any one year period. Termination resulting from Disability may only be effected after at least 30 days' written notice by the Company of its intention to terminate Borrower's employment. In the event that Borrower resumes the performance of substantially all of his duties as an employee of the Company before the termination of his employment becomes effective, the notice of intent to terminate shall automatically be deemed to have been revoked.

APPLICATION OF PAYMENT. Each payment shall be credited first to interest then due and the remainder to principal. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, provided such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

ACCELERATION. The Company may at its option accelerate, in whole or in part, the maturity of the outstanding principal balance due on this Note and any accrued interest thereon upon the occurrence of any of the following events:

A default in the payment of principal and/or interest when due.

A sale of the Pledged Stock (as defined below).

Such acceleration is reasonably necessary for the Company to comply with any regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with the Company's securities.

     Any such acceleration may be automatically effectuated by the Company by making an entry to such effect in its records, in which event the unpaid balance on this Note shall become immediately due and payable without demand or notice.

SECURED NOTE. As security for the full and timely payment of this Note, Borrower hereby assigns, conveys, grants, pledges and transfers to and creates in favor of the Company a security interest in _________________ shares of the common stock of the Company (the "Pledged Stock"), of which ______________ such shares were purchased by Borrower pursuant to the terms of a Stock Purchase Agreement of even date herewith between the Company and Borrower and ____________ such shares were acquired pursuant to a Restricted Stock Bonus Agreement of even date herewith between the Company and Borrower. Upon execution of this Note, Borrower shall deliver all certificates representing the Pledged Stock to the agent (the "Agent") for the Company pursuant to the Joint Escrow Instructions of even date herewith between the Company and Borrower. The Agent shall hold the Pledged Stock solely for the benefit of the Company to perfect the security interest granted hereunder.

RECOURSE NOTE. Notwithstanding the foregoing, Borrower acknowledges that this
Note is a full recourse note and that Borrower is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. Borrower (a) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (b) agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

WAIVER. Borrower waives demand, presentment, notice of protest, notice of demand, dishonor, diligence in collection and notice of intention to accelerate maturity. Borrower waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder. The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

COSTS AND ATTORNEYS' FEES. In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys' fees.

SUCCESSORS AND ASSIGNS. As used herein, Borrower includes the successors, assigns and distributees of Borrower. As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

SEVERABILITY. Each provision of this Note shall be severable from every other provision of this Note for the purpose of determining the legal enforceability of any specific provision.

GOVERNING LAW. This Note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.

                                          BORROWER:



                                          Signature


                                          Name Printed


                                          Address

                                    EXHIBIT B




                                     FORM OF

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto _____________________________________ (_____________) shares of the ______________ Capital Stock of TAB PRODUCTS CO. standing in the undersigned's name on the books of said corporation represented by Certificate No.______________ herewith and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.


Dated: _________________________

                                                Signature

                                    EXHIBIT C




                                     FORM OF

                            JOINT ESCROW INSTRUCTIONS

                                TAB PRODUCTS CO.
                            JOINT ESCROW INSTRUCTIONS

         These Joint Escrow Instructions are entered into as of ____________, 1999.

                                    RECITALS

     ___________________________ (the "PURCHASER") purchased _____________
shares (the "PURCHASED SHARES") of the Common Stock of Tab Products Co., a Delaware corporation (the "COMPANY"), pursuant to the terms and conditions of the Stock Purchase Agreement between the Purchaser and the Company, a copy of which is attached hereto as ATTACHMENT 1 (the "PURCHASE AGREEMENT") and incorporated by reference herein.

     In payment of a portion of the purchase price of the Purchased Shares, the Purchaser has delivered the Purchaser's executed Promissory Note and Pledge Agreement, a copy of which is attached hereto as ATTACHMENT 2 (the "NOTE") and incorporated by reference herein.

     The Purchaser was granted as a bonus _______________ shares (the "BONUS SHARES") of the Common Stock of the Company pursuant to the terms and conditions of the Restricted Stock Bonus Agreement between the Purchaser and the Company, a copy of which is attached hereto as ATTACHMENT 3 (the "BONUS AGREEMENT") and incorporated by reference herein.

     The Company and the Purchaser desire to appoint _______________________, Secretary of the Company, as their agent (the "AGENT") with respect to certain certificate(s) evidencing the Purchased Shares and the Bonus Shares (together, the "PLEDGED STOCK").

                               ESCROW INSTRUCTIONS

     The Company and the Purchaser hereby authorize and direct the Agent to hold the documents and certificate(s) delivered to the Agent pursuant to these Escrow Instructions and to take the following actions with respect thereto, and the Company and the Purchaser hereby agree as follows:

     The Purchaser hereby delivers and/or agrees to deliver to the Agent the Purchaser's certificate(s) evidencing the Pledged Stock and two originals of an Assignment Separate From Certificate in the form attached as EXHIBIT B to the Purchase Agreement executed in blank with respect to each such certificate. The Purchaser irrevocably authorizes the Company to deposit with the Agent any certificate(s) evidencing shares of the Company's Common Stock acquired by the Purchaser pursuant to the Purchase Agreement or the Bonus Agreement which the Company may from time to time issue to the Purchaser during the term of these Escrow Instructions.

     The provisions of these Escrow Instructions shall apply for so long as the Bonus Stock is subject to the Unvested Share Reacquisition Right set forth in the Bonus Agreement (the "REACQUISITION RIGHT") or the Company has a security interest in the Pledged Stock pursuant to the Note. Upon termination of both the Company's Reacquisition Right and full payment by the Purchaser of all indebtedness under the Note, this escrow shall terminate.

     In the event the Company shall automatically exercise its Reacquisition Right, the Company shall give to the Purchaser and the Agent a written notice (the "REACQUISITION NOTICE") which states (a) the terms and conditions of such reacquisition, determined in accordance with the provisions of the Bonus Agreement, and (b) a time and date for a closing hereunder at the principal office of the Company. The Purchaser and the Company hereby irrevocably authorize and direct the Agent to close the transaction contemplated by the Reacquisition Notice in accordance with the terms of the Reacquisition Notice. At the closing, the Agent shall deliver the certificate(s) evidencing the shares of Bonus Stock to be transferred to the Company. The balance of any such shares of Bonus Stock shall be retained by the Agent and held in accordance with these Escrow Instructions.

     As security for the full repayment of the Note, the Purchaser has granted (and hereby confirms) to the Company a security interest in the Pledged Stock, together with any stock subscription rights, liquidating dividends, stock dividends, new securities of any type whatsoever, or any other property which the Company is or may be entitled to receive as a result of the Purchaser's ownership of the Pledged Stock. Notwithstanding anything herein to the contrary, the Agent holds the certificate(s) representing the Pledged Stock as the Company's agent to perfect the Company's security interest in the Pledged Stock, and not as an escrow holder for Purchaser and the Company. Nothing herein shall be construed to permit the Purchaser any control over the Pledged Stock while so held, the right to direct disposal of the Pledged Stock, or any other right inconsistent with the Agent's possession of the certificate(s) as perfecting the Company's security interest. In the event the Purchaser fails to make any payment under the Note, or otherwise defaults in any obligation due the Company, the Agent shall deliver the certificate(s) to the Company, or take such other action as the Company, as a secured creditor under the California Commercial Code, shall direct. The Purchaser acknowledges that state or federal securities laws may restrict the public sale of the Pledged Stock, and may require private sales at prices or on terms less favorable to the seller than public sales. The Purchaser agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

     The Company may at any time release some or all of the Pledged Stock from the provisions of these Escrow Instructions by giving written notice to the Purchaser and the Agent directing delivery to the Purchaser of the shares of Pledged Stock to be released. If the Purchaser satisfies the preconditions set forth below, the Company shall give to the Purchaser and the Agent written notice directing delivery to the Purchaser of the shares of Pledged Stock to be released. The Agent shall use its best efforts to cause the certificate(s) evidencing the Pledged Stock held by the Agent to be delivered to the Purchaser pursuant to such notice within ten (10) days from receipt of such notice. As preconditions to any such release, the Company shall require that the fair market value of the Pledged Stock to remain in this escrow (as determined by the closing price of the Pledged Stock on as reported on such securities exchange or market system on which the shares of the same class as the Pledged Stock is listed on the date of such notice) satisfies the applicable conditions, if any, of Regulation U, as promulgated by the Board of Governors of the Federal Reserve System, or other comparable law or regulation.

     To facilitate the exercise of the Reacquisition Right, the exercise of the Company's rights as a secured party, and the performance of these instructions, the Purchaser does hereby constitute and appoint the Agent as the Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including the Company's exercise of its rights as a secured party. The Purchaser understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of these Escrow Instructions, the Purchaser shall exercise all rights and privileges of a stockholder of the Company while the Pledged Stock is held by the Agent; provided, however, the Purchaser may not sell, transfer, dispose of, or in any manner encumber any shares of the Pledged Stock while such shares of Pledged Stock are held by Agent hereunder.

     If at the time of termination of this escrow, the Agent shall have in its possession any documents, securities, or other property belonging to the Purchaser, the Agent shall deliver all of same to the Purchaser and shall be discharged of all further obligations hereunder.

     The Agent's duties hereunder may be altered, amended, modified, or revoked only by a writing signed by the Company and the Purchaser, and approved by the Agent.

     The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Purchaser while acting in good faith and in the exercise of the Agent's own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent's own attorneys shall be conclusive evidence of such good faith.

     The Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In the event the Agent obeys or complies with any such order, judgment, or decree of any court, the Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment, or decree shall be subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

     The Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver any agreements or documents called for by the Purchase Agreement or any documents or papers deposited or called for hereunder.

     The Agent shall not be liable for the barring of any rights under the statute of limitations with respect to these Escrow Instructions or any documents deposited with the Agent.

     By signing these Escrow Instructions, the Agent becomes a party hereto only for the purpose of said Escrow Instructions. The Agent shall not be considered a party to the Purchase Agreement or the Bonus Agreement or to any documents or agreements called for by the Purchase Agreement or the Bonus Agreement.

     The Agent may resign from the Agent's duties hereunder at any time upon written notice to the Company and the Purchaser and delivery of all documents and certificates held in this escrow to the successor escrow agent. If a successor escrow agent has not been appointed within thirty (30) days, the Agent may deliver all such documents and certificates to the Company, at which time, all further responsibilities and duties of the Agent shall cease.

     If prior to the termination of these Escrow Instructions the Agent shall resign or otherwise cease to operate as escrow agent, a successor escrow agent shall be designated by the Board of Directors of the Company. The Board of Directors of the Company may, at any time, substitute another party in the Agent's place as escrow agent hereunder, and the Purchaser hereby expressly accepts such substitution.

     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

           if to the Company, to:

                 Tab Products Co.
                 1400 Page Mill Road
                 Palo Alto, CA 94304
                 Attn:  Chief Financial Officer

           if to the Purchaser, to the address set forth below the Purchaser's signature below.

           if to the Agent, to:

                 Corporate Secretary
                 Tab Products Co
                 1400 Page Mill Road
                 Palo Alto, CA  94304

     The provisions of these Escrow Instructions shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     These Escrow Instructions shall be governed, to the fullest extent possible, by the laws contained in the California Commercial Code, including any regulations or judicial interpretations with respect thereto. To the extent that any matter is not governed by the laws contained in the California Commercial Code, such matter shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     These Escrow Instructions, the Note, the Purchase Agreement and the Bonus Agreement contain the entire understanding of the Company and the Purchaser with respect to the subject matter contained herein, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.

     IN WITNESS WHEREOF, the Company and the Purchaser have executed these Escrow Instructions as of the date first above written.

                                       TAB PRODUCTS CO.
                                       a Delaware corporation



                                       By:

                                       Title:




                                       PURCHASER:



                                       Signature

                                       Address



ESCROW AGENT:



Secretary, Tab Products Co.

                                TAB PRODUCTS CO.
                        RESTRICTED STOCK BONUS AGREEMENT

     THIS RESTRICTED STOCK BONUS AGREEMENT (the "AGREEMENT") is made as of __________________, 1999, by and between Tab Products Co., a Delaware corporation (the "COMPANY"), and ________________________ (the "THE
EMPLOYEE").

                                   WITNESSETH:

     WHEREAS, the Employee is an employee of the Company and has entered into that certain Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith between the Company and the Employee .

     WHEREAS, the Employee has delivered to the Company the Employee's Promissory Note and Pledge Agreement (the "NOTE") of even date herewith in partial payment for the shares of Common Stock of the Company purchased by the Employee pursuant to the Purchase Agreement.

     WHEREAS, the Company desires to issue and the Employee desires to acquire certain additional shares of the Common Stock of the Company on the terms and conditions set forth below.

     WHEREAS, the Employee and the Company intend that any and all shares acquired by the Employee pursuant to this Agreement shall be pledged by the Employee as additional security for the performance of the Employee's obligations under the Note.

     WHEREAS, the shares of Common Stock issuable pursuant to this Agreement have been duly registered pursuant to an effective Form S-8 Registration Statement under the Securities Act of 1933.

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

GRANT OF SHARES.

GRANT. On the date of this Agreement, the Employee will acquire and the Company will issue, subject to the provisions of Section 1.3 and this Section, ___________________ shares of the Common Stock of the Company (the "SHARES") in consideration for the Employee's prior services with the Company. As a condition to the issuance and delivery of the Shares, the Employee shall execute and deliver to the Company contemporaneously with the execution of this Agreement (a) the Purchase Agreement, (b) the Note, (c) two additional originals of an Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached as EXHIBIT B to the Purchase Agreement, and (d) the Joint Escrow Instructions in the form attached as EXHIBIT C to the Purchase Agreement.

CERTIFICATE REGISTRATION. The certificate for the Shares shall be registered in the name of the

Employee.

RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding any other provision of this Agreement to the contrary, no Shares shall be issued if the issuance or delivery of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of the Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance and delivery of the Shares, the Company may require the Employee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

VESTING AND UNVESTED SHARE REACQUISITION RIGHT.

VESTING. Provided that the Employee's employment with the Company has not terminated prior to the relevant date below, the Shares shall vest in full (the "VESTED SHARES") on the earlier of:

the third anniversary of the date of this Agreement, or

the date of the closing of a Change in Control (as defined below).

UNVESTED SHARE REACQUISITION RIGHT. If the Employee ceases to be an employee of the Company, the Company shall automatically reacquire from the Employee on the date of such termination of employment all Shares which have not become Vested Shares (the "UNVESTED SHARES") as of such date, and the Employee shall not be entitled to any payment therefor (the "UNVESTED SHARE REACQUISITION RIGHT").

OWNERSHIP CHANGE EVENT. Upon the occurrence of an Ownership Change Event (as defined below), any and all new, substituted or additional securities or other property to which the Employee is entitled by reason of his ownership of Unvested Shares shall be immediately subject to the Unvested Share Reacquisition Right and included in the terms "Shares" and "Unvested Shares" for all purposes of the Unvested Share Reacquisition Right.

PARACHUTE PAYMENTS. In the event that any benefit received or to be received by the Employee pursuant to this Agreement or otherwise (collectively, the "PAYMENTS") would result in a "parachute payment" as described in section 280G of the Internal Revenue Code of 1986, as amended (the "CODE"), and would be subject to the excise tax imposed by section 4999 of the Code or any similar or successor provision, then notwithstanding the other provisions of this Agreement, the amount of such Payments will not exceed the amount which produces the greatest after-tax benefit to the Employee. For purposes of the foregoing, the greatest after-tax benefit will be determined within thirty
(30) days of the occurrence of such Payments to the Employee, in the Employee's sole and absolute discretion. If no such determination is made by the Employee within thirty (30) days of the occurrence of the Payments, the Company will make such determination in a fair and equitable manner.

CERTAIN DEFINITIONS.

For the purposes of this Section 2, the term "COMPANY" shall include any successor to the Company.

"CHANGE IN CONTROL" means the occurrence of any of the following events:

Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities.

A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

The complete liquidation of the Company.

The sale or disposition by the Company of all or substantially all of the Company's assets.

There occurs a change in the Board of Directors of the Company within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. For purposes of this Agreement, an Incumbent Director is any director who is either:

a director of the Company as of the date of this Agreement; or

a director who is appointed or nominated for election to the Board of Directors of the Company by the Board of Directors or its nominating committee and whose nomination or appointment is approved by with the affirmative votes of at least a majority of the Incumbent Directors at the time of such appointment or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

"OWNERSHIP CHANGE EVENT" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange by the stockholders of all or substantially all of the stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

ASSIGNMENT OF RIGHTS.

     The Company may assign its rights under Section 2 hereof at any time, whether or not any event has occurred which permits the Company to exercise such rights, to one or more persons, who will have the right to so exercise such rights in his, her or their own names and for his, her or their own account.

ESCROW AND TRANSFER RESTRICTIONS.

As security for the Employee's obligations under the Note, and to ensure the availability for delivery of the Unvested Shares upon the Company's exercise of the Unvested Share Reacquisition Right, the Employee agrees to deliver to and deposit with an agent designated by the Company the certificate or certificates evidencing the Shares, together with two originals of an Assignment Separate From Certificate with respect to such certificates duly endorsed (with date and number of shares blank) in the form attached as EXHIBIT B to the Purchase Agreement, to be held by the agent under the terms and conditions of the Joint Escrow Instructions in the form attached as EXHIBIT C to the Purchase Agreement (the "ESCROW").

The Employee will, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares deposited in the Escrow, except that the Employee will not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares except in accordance with the terms of this Agreement and the Escrow.

Notwithstanding any other provision of this Agreement to the contrary, other than pursuant to an Ownership Change Event, neither the Employee nor the Employee's legal representative shall sell, exchange, transfer, pledge or otherwise dispose of, including by operation of law, any Unvested Shares, and any such attempted disposition shall be void.

The Company will not be required (a) to transfer on its books any Shares which will have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred.

ADJUSTMENT TO SHARES SUBJECT TO AGREEMENT.

     If, from time to time, there is any stock dividend or liquidating dividend of cash and/or property, stock split, reverse stock split, recapitalization, combination, reclassification or other similar change in the character or amount of any of the outstanding securities of the Company, then, in such event any and all new, substituted or additional securities or other property to which the Employee is entitled by reason of his ownership of the Shares will be immediately subject to the provisions of this Agreement and the Escrow on the same basis as all Shares originally acquired hereunder, and will be included in the term "Shares" for all purposes of this Agreement and the Escrow with the same force and effect as the Shares presently subject thereto.

EMPLOYMENT MATTERS.

     The Employee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company and the Employee, the

Employee's employment is "at will" and is for no specified term. Nothing in this Agreement shall confer upon the Employee any right to continued employment by the Company or interfere in any way with any right of the Company to terminate the Employee's employment at any time.

TAX MATTERS.

TAX WITHHOLDING. At the time that this Agreement is executed, or at any time thereafter as requested by the Company, the Employee hereby authorizes withholding from payroll and any other amounts payable to the Employee, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with this Agreement, including, without limitation, obligations arising upon (a) the transfer of the Shares to the Employee, or (b) the lapsing of any restriction with respect to any Shares. The Employee is cautioned that the Company shall have no obligation to issue a certificate for the Shares or release Shares from any escrow provided for herein unless the tax withholding obligations of the Company have been satisfied.

ELECTION UNDER SECTION 83(b) OF THE CODE.

The Employee understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to reacquire the Shares pursuant to the Unvested Share Reacquisition Right contained in this Agreement. The Employee understands that he or she may elect to be taxed at the time the Shares are acquired rather than when and as the Unvested Share Reacquisition Right expires by filing an election under
Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition. The Employee understands that failure to make this filing timely will result in the recognition of ordinary income by the Employee, as the Unvested Share Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Shares at the time such restrictions lapse. The Employee further understands, however, that if Unvested Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Unvested Share Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Employee for the forfeited shares over the amount realized (if any) upon their forfeiture. If the Employee has paid nothing for the forfeited shares and has received no payment upon their forfeiture, the Employee understands that he will be unable to recognize any loss on the forfeiture of the Unvested Shares even though the Employee incurred a tax liability by making an election under Section 83(b).

The Employee understands that he should consult with his tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of his acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Employee. The Employee acknowledges that he has been advised to consult with a tax advisor regarding the tax consequences to the Employee of the acquisition of Shares hereunder. AN ELECTION UNDER SECTION 83(b) MUST BE FILED

NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE EMPLOYEE ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE EMPLOYEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS EMPLOYEE'S SOLE RESPONSIBILITY, EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS BEHALF.

The Employee will notify the Company in writing if the Employee files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Employee evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Employee in the absence of such an election.

LEGENDS.

     All certificates representing any Shares subject to the provisions of this Agreement shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REACQUISITION RIGHT SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

MISCELLANEOUS PROVISIONS.

FURTHER INSTRUMENTS. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

BINDING EFFECT. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Employee and the Employee's heirs, executors, administrators, successors and assigns; provided, however, that the Employee may not assign his or her rights under this Agreement without the Company's prior written consent.

NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

INTEGRATED AGREEMENT. This Agreement, together with the Note, the Joint Escrow Instructions and exhibits thereto, constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Employee and the Company with respect to such subject matter other than those as set forth or provided for herein or therein.

WAIVER. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

INTERPRETATION. All questions of interpretation concerning this Agreement will be determined by the Company's Board of Directors (the "BOARD") or by a duly appointed committee of the Board having such powers as specified by the Board. All determinations by the Board or such committee will be final and binding upon all persons having an interest in this Agreement. Any officer of the Company will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be an original and all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        TAB PRODUCTS CO.



                                        By:

                                        Address:     1400 Page Mill Road
                                                     Palo Alto, CA 94304




                                        EMPLOYEE



                                        Signature

                                        Employee's Address: